Certification

               Pursuant to 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Henry Schein, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief that:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended March 29, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated May 09, 2003                /s/ Stanley M. Bergman
                                           ________________________________
                                           Stanley M. Bergman
                                           Chairman, Chief Executive Officer and
                                           President


         Dated May 09, 2003                /s/ Steven Paladino
                                           ________________________________
                                           Steven Paladino
                                           Executive Vice President and
                                           Chief Financial Officer